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FIRST                                     The First National Bank of Chicago
CHICAGO
NBD                                       One First National Plaza

                                          Mail Suite 0126

                                          Chicago, Illinois  60670-0126

                                          Telephone (312) 407-4889

                                          Fax:  (312) 407-1708


                BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST
                 SENIOR/ SUBORDINATE PASS-THROUGH CERTIFICATES
                    SERIES 1996-1, INVESTOR NUMBER 19962001

                  AGGREGATE PAYMENT AMOUNTS FOR CALENDAR YEAR

                   JANUARY 1, 1996 THROUGH DECEMBER 31, 1996
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

PRINCIPAL DISTRIBUTIONS:               CLASS A-1        CLASS A-2        CLASS A-3        CLASS A-4         CLASS A-5
                                    --------------   --------------   --------------   --------------   --------------
Scheduled Principal Reduction        $2,715,936.57            $0.00            $0.00            $0.00            $0.00
Partial Principal Prepayments           639,148.29             0.00             0.00             0.00             0.00
Principal Prepayments In Full         5,006,167.37             0.00             0.00             0.00             0.00
Contract Liquidations                 1,945,512.07             0.00             0.00             0.00             0.00
Contract Repurchases                          0.00             0.00             0.00             0.00             0.00
Previously Undistributed Shortfalls           0.00             0.00             0.00             0.00             0.00
                                    --------------   --------------   --------------   --------------   --------------
TOTAL PRINCIPAL DISTRIBUTION:       $10,306,764.30            $0.00            $0.00            $0.00            $0.00
                                    --------------   --------------   --------------   --------------   --------------
                                    --------------   --------------   --------------   --------------   --------------
PRINCIPAL DISTRIBUTIONS:                               CLASS A-6         CLASS A-7        CLASS B-1        CLASS B-2
                                                     --------------   --------------   --------------   --------------
Scheduled Principal Reduction                                 $0.00            $0.00            $0.00            $0.00
Partial Principal Prepayments                                  0.00             0.00             0.00             0.00
Principal Prepayments In Full                                  0.00             0.00             0.00             0.00
Contract Liquidations                                          0.00             0.00             0.00             0.00
Contract Repurchases                                           0.00             0.00             0.00             0.00
Previously Undistributed Shortfalls                            0.00             0.00             0.00             0.00
                                                     --------------   --------------   --------------   --------------
TOTAL PRINCIPAL DISTRIBUTION:                                 $0.00            $0.00            $0.00            $0.00
                                                     --------------   --------------   --------------   --------------
                                                     --------------   --------------   --------------   --------------

INTEREST DISTRIBUTIONS:                CLASS A-1        CLASS A-2        CLASS A-3        CLASS A-4        CLASS A-5
                                    --------------   --------------   --------------   --------------   --------------
Interest Distribution Amount         $1,545,043.46    $2,013,015.97      $823,644.50    $1,110,062.31    $1,254,438.78
Unpaid Interest Shortfall                     0.00             0.00             0.00             0.00             0.00
                                    --------------   --------------   --------------   --------------   --------------
TOTAL INTEREST DISTRIBUTION:         $1,545,043.46    $2,013,015.97      $823,644.50    $1,110,062.31    $1,254,438.78
                                    --------------   --------------   --------------   --------------   --------------
                                    --------------   --------------   --------------   --------------   --------------
INTEREST DISTRIBUTIONS:                                CLASS A-6         CLASS A-7        CLASS B-1        CLASS B-2
                                                     --------------   --------------   --------------   --------------
Interest Distribution Amount                          $1,261,866.69      $950,540.50      $705,645.92      $426,635.72
Unpaid Interest Shortfall                                      0.00             0.00             0.00             0.00
                                                     --------------   --------------   --------------   --------------
TOTAL INTEREST DISTRIBUTION:                          $1,261,866.69      $950,540.50      $705,645.92      $426,635.72
                                                     --------------   --------------   --------------   --------------
                                                     --------------   --------------   --------------   --------------
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